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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     December 13, 1999
                                                   ----------------------------




                              LADD FURNITURE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





   North Carolina               0-11577                          56-1311320
================================================================================
  (State or other             (Commission                     (I.R.S. Employer
   jurisdiction              File Number)                    Identification No.)
 of Incorporation)



Post Office Box 26777, Greensboro, North Carolina                     27417-6777
================================================================================
(Address of principal executive offices)                              (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (336) 294-5233
                                                    ----------------------------



                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.

ITEM 5.  OTHER EVENTS.

                  On September 28, 1999, La-Z-Boy, Incorporated, a Michigan corporation ("La-Z-Boy"), LADD Furniture, Inc., a North Carolina corporation ("LADD"), and LZB Acquisition Corp., a Michigan corporation and a wholly-owned first-tier subsidiary of La-Z-Boy ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into LADD, with LADD being the surviving corporation of such merger (the "Merger"). As a result of the Merger, LADD will become a wholly-owned subsidiary of La-Z-Boy. At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $0.30 per share, of LADD will be converted into the right to receive 1.18 shares of common stock, par value $1.00 per share, of La-Z-Boy.

                  A copy of the Merger Agreement was filed with the Commission on Form 8-K on September 29, 1999. A copy of Amendment No. 1 to Agreement and Plan of Merger ("Amendment No. 1") is attached hereto as Exhibit 2.1. The Amendment No. 1 (i) revised Section 1.04 to clarify that conversion of incentive stock options will be done on a basis consistent with Section 422A of the Internal Revenue Code; (ii) made delivery of the tax opinions a non-waivable condition of closing; and (iii) removed references to dissenter's rights due to a recent change in North Carolina law excluding companies traded on Nasdaq from the application of the dissenter's rights statutes. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated herein by reference.


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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  c) Exhibits

                     2.1 Amendment No. 1 to Agreement and Plan of Merger, dated December 13, 1999, among La-Z-Boy, Incorporated, LADD Furniture, Inc. and LZB Acquisition Corp.


ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                LADD FURNITURE, INC.


Date:  December 14, 1999        By: /s/ William S. Creekmuir
                                    --------------------------------------------
                                    William S. Creekmuir

                                Title: Executive Vice President, Chief Financial
                                       Officer, Treasurer and Secretary